UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Lowes Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(704) 758-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	LOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.
Lowe’s Companies, Inc. (the “Company”) held its annual meeting of shareholders on May 29, 2026 (the “Annual Meeting”). For more information on the proposals submitted to shareholders at the Annual Meeting, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2026. Set forth below are the final voting results for each of the proposals submitted to the Company’s shareholders at the Annual Meeting.

Proposal 1: Election of Directors

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Raul Alvarez	403,491,808	20,601,140	80,202,452
Scott H. Baxter	417,503,557	6,589,391	80,202,452
Sandra B. Cochran	415,325,255	8,767,693	80,202,452
Laurie Z. Douglas	414,086,330	10,006,618	80,202,452
Richard W. Dreiling	403,363,807	20,729,141	80,202,452
Marvin R. Ellison	405,224,326	18,868,622	80,202,452
Navdeep Gupta	420,468,719	3,624,229	80,202,452
Brian C. Rogers	416,432,107	7,660,841	80,202,452
Bertram L. Scott	412,695,834	11,397,114	80,202,452
Lawrence Simkins	418,819,143	5,273,805	80,202,452
Colleen Taylor	419,164,402	4,928,546	80,202,452
Mary Beth West	419,385,881	4,707,067	80,202,452
Proposal 2: Advisory vote to approve the Company’s named executive officer compensation in fiscal 2025

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
402,276,204	20,533,707	1,283,037	80,202,452
Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
474,587,395	28,990,734	717,271	N/A
Proposal 4: Shareholder Proposal requesting an independent board chairman

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
83,841,188	338,320,207	1,931,553	80,202,452

Proposal 5: Shareholder Proposal requesting a report describing how the Company could disclose its plastic packaging footprint

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
74,620,520	344,546,720	4,925,708	80,202,452

Proposal 6: Shareholder Proposal requesting a report on risks of sharing customer data with third parties

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
38,182,128	380,809,009	5,101,811	80,202,452

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: June 2, 2026	By:	/s/ Juliette W. Pryor
	Name:	Juliette W. Pryor
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary